UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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AVALON HOLDINGS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AVALON HOLDINGS CORPORATION

Notice of Annual Meeting of Shareholders April 25, 2019 and Proxy Statement

Avalon Holdings Corporation • One American Way • Warren, Ohio 44484-5555

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2019

To the Shareholders of Avalon Holdings Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Avalon Holdings Corporation will be held at The Avalon Inn, located at 9519 East Market Street, Warren, Ohio, on Thursday, April 25, 2019 at 10:00 A.M., local time, for the following purposes:

1.

To elect five Directors, two of whom will be Class A Directors elected by the holders of Class A Common Stock, and three of whom will be Class B Directors elected by the holders of Class B Common Stock, such Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	To conduct an advisory vote on executive compensation;

3.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

4.	To approve the Avalon Holdings Corporation 2019 Long-Term Incentive Plan; and

5.	To transact such other business as may properly come before the meeting and any adjournment thereof;

all in accordance with the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on Friday, March 1, 2019, as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only those shareholders of record at the close of business on such date will be entitled to vote at the meeting or any adjournment thereof.

Your prompt action in voting your proxy will be greatly appreciated. Whether or not you plan to attend the annual meeting, we urge you to cast your vote. You can vote via the internet, by telephone or by returning the proxy card. If you are voting by returning the proxy card, an envelope is provided for your use which requires no postage if mailed in the United States. If you have more than one shareholder account, you are receiving a proxy for each account. Please vote all proxies you receive.

Additionally, the Notice of Meeting, Proxy Statement and our Annual Report to Shareholders for the fiscal year ended December 31, 2018 are available on the internet at http://www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bryan P. Saksa

Bryan P. Saksa

Secretary

Warren, Ohio

March 15, 2019

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
April 25, 2019

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Avalon Holdings Corporation (the “Company”) of proxies in the form enclosed herewith to be voted at the Annual Meeting of Shareholders to be held at The Avalon Inn, located at 9519 East Market Street, Warren, Ohio, on Thursday, April 25, 2019, at 10:00 A.M., local time, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being sent to each holder of the issued and outstanding shares of Class A Common Stock, $.01 par value, (“Class A Common Stock”) and Class B Common Stock, $.01 par value, (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) of the Company entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. The Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2018, including financial statements, is being mailed to shareholders, together with this Proxy Statement and the accompanying form of proxy, beginning on or about March 18, 2019. Additionally, the Notice of Meeting, Proxy Statement and our Annual Report to Shareholders for the fiscal year ended December 31, 2018 are available on the internet at http://www.proxyvote.com.

Any shareholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by giving written notice to the Secretary of the Company, by voting in person at the Annual Meeting, or by execution of a subsequent proxy provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no applicable instructions are indicated, in favor of the Directors named therein and in favor of the Board recommendations. The persons named in the enclosed form of proxy are authorized to vote, in their discretion, upon such other business as may properly come before the meeting and any adjournment thereof. Only those shares represented at the Annual Meeting in person or by proxy shall be counted for purposes of determining the number of votes required for any proposals upon which shareholders of the Company shall be called upon to vote. If shareholders do not give their brokers instructions as to how to vote shares held in street name, the brokers have discretionary authority to vote those shares on “routine” matters, but not on “non-routine” proposals, such as the election of directors, the advisory votes regarding executive compensation and the long-term incentive plan. As a result, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is sometimes called a “broker non-vote.” Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers will be counted as present for the purposes of determining whether there is a quorum at the annual meeting, but will not be counted or deemed to be present in person or by proxy for the purposes of determining whether our shareholders have approved that matter. Abstentions and “broker non-votes” shall not be counted as votes for or against any matter upon which shareholders of the Company shall be called upon to vote. The Articles of Incorporation of the Company do not permit cumulative voting in the election of Directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on March 1, 2019, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. At the Annual Meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (“Class A Directors”) and the holders of Class B Common Stock will be entitled, as a class, to elect three Directors (“Class B Directors,” and together with the Class A Directors, the “Directors”).

Except for the election of Directors and as otherwise required by the provisions of the Company’s Articles of Incorporation or by law, holders of the Class A Common Stock and Class B Common Stock will vote or consent as a single class on all matters with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. In the event that the outstanding shares of Class B Common Stock constitute less than 50% of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, the holders of the Class A Common Stock (one vote per share) and Class B Common Stock (ten votes per share) will vote as a single class for the election of Directors. At the close of business on March 1, 2019, the Company had 3,263,647 shares of Class A Common Stock outstanding entitling the holders thereof to 3,263,647 votes in the aggregate and 611,784 shares of Class B Common Stock outstanding entitling the holders thereof to 6,117,840 votes in the aggregate.

Each share of Class B Common Stock is convertible at any time, at the option of the shareholder, into one share of Class A Common Stock. Shares of Class B Common Stock are also automatically converted into shares of Class A Common Stock on the transfer of such shares to any person other than the Company, another holder of Class B Common Stock or a “Permitted Transferee” as defined in the Company’s Articles of Incorporation. The Class A Common Stock is not convertible.

The following table sets forth information with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of either class of Common Stock. This information is as of December 31, 2018, unless noted that it is based upon Schedules 13-D or 13-G filed with the Securities and Exchange Commission (the “Commission”).

					Percent	Percent of
	Class A Common Stock		Class B Common Stock		of all	Total
Name	Number of Shares	Percent of Class	Number of Shares	Percent of Class	Common Stock	Voting Power

Ronald E. Klingle (1)(2)	170,417	5.2%	611,133	99.9%	20.2%	67.0%

Anil C. Nalluri, M.D., Inc.	745,934	22.9%	-	-	19.2%	8.0%
Profit Sharing Plan and Trust (3)
c/o Anil C. Nalluri, M.D., Inc.
5500 Market Street, Suite 128
Youngstown, OH 44512

Dimensional Fund Advisors LP (4)	165,986	5.1%	-	-	4.3%	1.8%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746

(1)

Includes 14,296 shares of Class B Common Stock and 397 shares of Class A Common Stock owned by Mr. Klingle’s spouse, the beneficial ownership of which is disclaimed. Mr. Klingle has sole voting power and sole investment power over 170,020 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.

(2)	Ronald E. Klingle is an employee, executive officer and director of the Company. The address for Mr. Klingle is c/o Avalon Holdings Corporation, One American Way, Warren, Ohio 44484-5555.

(3)

Based upon the latest available information contained in Schedule 13D/A filed with the Commission on August 28, 2018. Mr. Nalluri has sole voting power and sole dispositive power over all of the shares listed.

(4)

Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in Dimensional’s Scheduled 13G/A schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of Dimensional’s Schedule 13G/A shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by Dimensional’s Schedule 13G/A for any other purposes than Section 13(d) of the Securities Exchange Act of 1934. Per the Schedule 13G/A filed with the Commission, Dimensional has sole voting power and sole dispositive power over 165,986 shares. This information is as of December 31, 2018 and based upon information contained in Schedule 13G/A filed with the Commission on February 8, 2019.

PROPOSAL #1

ELECTION OF DIRECTORS

It is intended that the proxies will be voted for the election of the five nominees named below to hold office as Directors until the next succeeding annual shareholders’ meeting and until their respective successors are duly elected and qualified. Specifically, the holders of Class A Common Stock are entitled, as a class, to elect two Class A Directors and the holders of Class B Common Stock are entitled, as a class, to elect three Class B Directors. It is the intention of the persons named in the enclosed forms of proxy to vote such proxies as specified and if no specification is made, to vote such proxies for the election as Directors of the nominees for Class A Directors and Class B Directors listed below. All such nominees have consented to serve if elected. While management has no reason to believe that any of the nominees will not be available to serve as a Director, if for any reason any of them should become unavailable, the proxies will be voted for such substitute nominees as may be designated by the Board of Directors. The two nominees for Class A Directors receiving the greatest number of votes from the holders of shares of Class A Common Stock eligible to be cast at the meeting will be elected Class A Directors; and, the three nominees for Class B Directors receiving the greatest number of votes from the holders of shares of Class B Common Stock eligible to be cast at the meeting will be elected Class B Directors. Set forth below is certain information about the nominees for Class A Directors and Class B
Directors:

Name	Age	Director Since	Title	Term
Nominees for Class A Directors:
Kurtis D. Gramley	56	2007	Director	1 year
Stephen L. Gordon	77	1998	Director	1 year

Nominees for Class B Directors:
Ronald E. Klingle	71	1998	Chairman of the Board, Chief Executive Officer and Director	1 year
Bryan P. Saksa	42	2015	Chief Financial Officer, Treasurer and Secretary	1 year
David G. Bozanich	61	2007	Director	1 year

Set forth below is information concerning each nominee for election as a director, including such nominee’s principal occupation.

Kurtis D. Gramley has been a director of the Company since April 2007. He has been Chairman of the Board of Directors and Chief Executive Officer of Edgewood Surgical Hospital located in Transfer, Pennsylvania since 2004. From 2002 to present, Mr. Gramley has served as President and Chief Executive Officer of Kapital Development, LLC which is the founding entity of Edgewood Surgical Hospital. Mr. Gramley has been involved in the development and management of healthcare related facilities and the medical profession since 1992. He was President of Shenango Inn Enterprises, Inc. and David Mead Inn Enterprises, Inc. from 1992 to 2000. Mr. Gramley received his Bachelor of Science degree in Accounting and Finance from the University of Virginia in 1985 and has been a Certified Public Accountant since 1986 and previously worked for PriceWaterhouseCoopers, a national public accounting firm. Mr. Gramley will serve as the financial expert on the audit committee.

Director Qualifications:

Leadership and financial experience – Mr. Gramley is Chairman of the Board of Directors and Chief Executive Officer of Edgewood Surgical Hospital and a Certified Public Accountant. The Board benefits from Mr. Gramley’s executive leadership and management experience as a CEO. The Board also benefits from his work experience and education in accounting, finance and auditing.

Stephen L. Gordon has been a director of the Company since June 1998. He was a Deputy Attorney General for the State of New Jersey and subsequently held a number of positions in the New York State Department of Environmental Conservation. He has been a partner in the law firm of Beveridge & Diamond, P.C. since 1982. Mr. Gordon received his Bachelor of Arts degree from Rutgers University and his Doctor of Jurisprudence degree from the University of Pennsylvania.

Director Qualifications:

Leadership and industry experience – Mr. Gordon has practiced Environmental Law since 1970. He advises clients on energy and land use law, hazardous and non-hazardous waste issues, water and groundwater issues, air emissions issues, as well as, issues dealing with the construction and operation of electric generation and electric transmission facilities. Mr. Gordon brings to the Board extensive experience in the waste industry which helps provide our Company with sales and marketing strategy, identifying opportunities in the waste business and risk management.

Ronald E. Klingle has been a director and Chairman of the Board of the Company since June 1998. He was Chief Executive Officer from June 1998 until December 2002. He reassumed and held the position of Chief Executive Officer from March 15, 2004 until February 28, 2010 and reassumed the position again on February 16, 2011. Mr. Klingle has over 40 years of environmental experience and received his Bachelor of Engineering degree in Chemical Engineering from Youngstown State University. Mr. Klingle is the spouse of Frances R. Klingle who is the Chief Administrative Officer of the Company.

Director Qualifications:

Leadership and industry experience – Mr. Klingle is the Chairman and Chief Executive Officer of the Company. He holds over 50% of the voting power of the Company, directly aligning his interests with those of our shareholders. He was co-founder of American Waste Services, Inc., the Company’s predecessor, which was involved in owning and operating landfills, waste transportation and environmental consulting and engineering. He has extensive executive leadership and management experience and continues to lead the development and execution of our businesses.

Bryan P. Saksa was appointed Chief Financial Officer and Treasurer of the Company in December 2014. He has been a director of the Company since April 2015 and was appointed Secretary in November 2015. Mr. Saksa previously held financial accounting and reporting positions at Myers Industries, Inc. and TransDigm Group, Inc. Mr. Saksa received his Bachelor of Business Administration degree in Accounting from Cleveland State University and has been a Certified Public Accountant since 2001 and previously worked for Grant Thornton LLP, a national accounting firm.

Director Qualifications:

Leadership and financial experience – Mr. Saksa, the Company’s Chief Financial Officer, has expertise in corporate finance, financial reporting and accounting, having served in various roles for over 17 years and has extensive management experience. He is a Certified Public Accountant and has held various positions in accounting and finance throughout his career.

David A. Bozanich has been a director of the Company since April 2007. Mr. Bozanich is a Financial Consultant. He was Director of Finance for the City of Youngstown from 2002 to 2017.   Prior to the position of Director of Finance, he was Deputy Director of Finance for the City of Youngstown overseeing economic development. Mr. Bozanich has extensive experience in economic development and governmental procurement. He directly participated in structuring over 125 public/private projects totaling in excess of $2 billion. Mr. Bozanich received his Bachelor of Science degree in Business from the Youngstown State University.

Director Qualifications:

Government and financial experience - Mr. Bozanich, as former Director of Finance for the City of Youngstown, Ohio, has extensive experience in dealing with local, state and federal government agencies. The Board benefits from his knowledge and experience of dealing with those governmental agencies when considering bidding on government projects. The Board also benefits from his finance experience.

Board Leadership Structure

The Company does not have a policy on whether the roles of Chairman of the Board and Chief Executive Officer should be separate. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Director Independence

Avalon Holdings Corporation is a controlled company because over 50% of the voting power of the Company is held by Mr. Klingle. As such, the Company does not require the majority of its directors to be independent. The Board of Directors has determined that the three members of the Audit Committee, Mr. Gramley, Mr. Gordon and Mr. Bozanich, are independent as defined by the Securities and Exchange Commission and NYSE Amex.

STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information as of December 31, 2018, with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by: (i) the Company’s directors, including nominees, and certain named officers of the Company, and (ii) all executive officers and directors, including nominees, as a group. See “Voting Securities and Principal Holders Thereof.”

					Percent	Percent of
	Class A Common Stock		Class B Common Stock		of all	Total
Name	Number of Shares	Percent of Class	Number of Shares	Percent of Class	Common Stock	Voting Power

Ronald E. Klingle (1)(3)(5)	170,417	5.2%	611,133	99.9%	20.2%	67.0%
Bryan P. Saksa (1)(5)	-	-	-	-	-	-
Kurtis D. Gramley (5)	-	-	-	-	-	-
David G. Bozanich (5)	2,000	0.1%	-	-	0.1%	*
Stephen L. Gordon (5)	-	-	-	-	-	-
Frances R. Klingle (2)	397	*	14,296	2.3%	0.4%	1.5%
Clifford P. Davis (4)	-	-	-	-	-	-
All executive officers, directors and nominees for directors as a group (9 persons) (6)	172,417	5.3%	611,233	99.9%	20.2%	67.0%

*Less than one percent.

(1)	Each is an employee, executive officer and director of the Company.

(2)	Mrs. Klingle is an employee and executive officer of the Company.

(3)

Includes 14,296 shares of Class B Common Stock and 397 shares of Class A Common Stock owned by Mr. Klingle’s spouse, the beneficial ownership of which is disclaimed. Mr. Klingle has sole voting power and sole investment power over 170,020 shares of Class A Common Stock and 596,837 shares of Class B Common Stock.

(4)	Mr. Davis is an employee and executive officer of the Company.

(5)	Each of these individuals is a nominee for Director.

(6)	In determining the number of shares held by executive officers and directors as a group, shares beneficially owned by more than one executive officer or director have been counted only once.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors has established four standing committees to assist in the discharge of its responsibilities. These are the Executive, Audit, Option Plan and Compensation Committees. The Board as a whole nominates directors for election. During 2018, the Board of Directors held four meetings.

Each incumbent Director acted pursuant to all written consents without formal meeting and attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board on which the respective Directors served during 2018. All of the Board members attended the prior year’s annual meeting.

The Executive Committee, subject to the restrictions of the Ohio General Corporation Law, may exercise the authority of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the Board. During 2018, the Executive Committee held no meetings. The Executive Committee consists of three members, as follows: Messrs. Klingle (Chairman), Gramley and Bozanich.

The Audit Committee is responsible for recommending the firm of independent accountants to be engaged to audit the Company’s financial statements, reviewing the scope and results of the audit with the independent accountants, reviewing with management and the independent accountants the Company’s interim and year-end operating results, considering the adequacy of the internal accounting controls and procedures of the Company and reviewing the non-audit services to be performed by the independent accountants. During 2018, the Audit Committee held four meetings. The Audit Committee consists of three members, as follows: Messrs. Gramley (Chairman), Bozanich and Gordon. The Board of Directors has determined that each member of the Audit Committee is independent as defined by the Securities and Exchange Commission and NYSE Amex. The Board of Directors has identified Mr. Gramley as the Audit Committee financial expert. The Company has adopted a formal written Audit Committee Charter. The Audit Committee reviews and reassesses the adequacy of the formal written charter on an annual basis.

The Compensation Committee is responsible for reviewing and establishing the compensation arrangements for employees of the Company, including the salaries and bonuses of top management. During 2018, the Compensation Committee held two meetings. The Compensation Committee consists of three members, as follows: Messrs. Saksa (Chairman), Klingle and Gordon. Avalon Holdings Corporation is a controlled company because over 50% of the voting power of the Company is held by Mr. Klingle. As such, the members of the Company’s Compensation Committee are not all independent.

The Option Plan Committee determines grants of options to purchase shares under the Company’s 2009 Long-Term Incentive Plan based on recommendations made by the Company’s Compensation Committee. During 2018, the Option Plan Committee held no meetings. The Option Plan Committee consists of three members, as follows: Messrs. Gordon (Chairman), Gramley and Bozanich.

DIRECTOR NOMINATING PROCESS

Avalon Holdings Corporation is a controlled company because over 50% of the voting power of the Company is held by Mr. Klingle. As such, the Company does not have a Nominating Committee. Because Mr. Klingle holds a majority of the voting power, nominations for Directors are generally based on his recommendations. In general, the Company’s Board will nominate existing Directors for re-election unless the Board has a concern about the Director’s ability to perform his or her duties. In the event of a vacancy on the Board, potential candidates are evaluated based upon their experience, skills, integrity and background concerning the types of businesses in which the Company operates and how the nominee would complement the existing Board’s skills and experience.

The Board of Directors has no formal procedures to be followed in submitting recommendations of candidates for Director. However, nominations for Director may be made by our shareholders, provided such nominations comply with certain timing and information requirements set forth in our bylaws. Nominations should be made via written request to the attention of the Company’s Secretary, One American Way, Warren, Ohio 44484.

Audit Committee Report

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm that is engaged as the Company’s independent registered public accounting firm. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2018 Annual Report on SEC Form 10-K with Company’s management and independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principals generally accepted in the United States of America.

In the performance of the Audit Committee’s oversight function, we have reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2018 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee discussed with the Company’s independent registered public accounting firm, the matters required to be discussed by Pubic Company Accounting Oversight Board Audit Standard No. 16, Communications with Audit Committees, and such other matters as we have deemed to be appropriate. In addition, the Audit Committee has received and discussed the written disclosures and the letter from the independent registered public accounting firm required by Public Company Oversight Board Rule 3526 (Independence Discussions with Audit Committees) regarding its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Kurtis D. Gramley (Chairman)

Stephen L. Gordon

David G. Bozanich

Executive Compensation

Avalon is a controlled company as defined by the NYSE Amex company guide because over 50% of the voting power is held by Mr. Klingle. During 2018, Mr. Klingle was the Chairman of the Board and Chief Executive Officer and Mr. Saksa was Chief Financial Officer. Both Mr. Klingle and Mr. Saksa were members of the Compensation Committee. As such, the members of the Company’s Compensation Committee are not all independent. Although the Company’s executive compensation program is established by the Compensation Committee, the Compensation Committee and the Board of Directors, as a whole, discuss the reasonableness of the amounts of compensation received by the Chief Executive Officer and the other executive officers. The Compensation Committee does not have a charter.

The Company maintains a cash compensation program which is designed to motivate, retain and attract management and is comprised of base salary and discretionary bonuses. The purpose of the base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executive salaries do not follow a preset schedule or formula. For the most part, increases in compensation of the Chief Executive Officer and other executive officers are dependent upon discretionary bonuses approved by the Board of Directors.

The Compensation Committee discusses and reviews base salaries and discretionary bonuses for all of the executive officers, including Mr. Klingle, the Chief Executive Officer, based upon an evaluation of each individual’s performance, any change in responsibilities and their potential to contribute to the success of the Company. No specific weights have been assigned to those factors. Mr. Kenneth McMahon, Chief Executive Officer of American Waste Management Services, Inc. (“AWMS”), received a discretionary bonus, based upon eight percent of the income before taxes of the waste management and brokerage company.

With regard to individual performance of executive officers, other than the Chief Executive Officer, the Compensation Committee relies to a large extent on the Chairman of the Board and Chief Executive Officer’s evaluation of each individual executive officer’s performance.

In November 2018, the Board of Directors voted not to make a discretionary contribution to the Company’s 401(k) Profit sharing Plan for the year ended December 31, 2018.

Section 162(m) of the Internal Revenue Code addresses the nondeductibility for federal income tax purposes of certain compensation in excess of $1 million paid to an employee during the taxable year. As it is highly unlikely that any executive officer or other employee of the Company will be awarded compensation in excess of $1 million in the foreseeable future, the Compensation Committee has not established a policy with respect to the nondeductibility of such employee compensation.

The Compensation Committee believes that the Chief Executive Officer, as well as, the other executive officers of the Company, are dedicated to achieving significant improvements in the Company’s long-term financial performance and that the compensation policies, plans and programs implemented by the Company contribute to achieving those results.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Executive Officers

The following information sets forth the compensation of the Company’s Principal Executive Officer during 2018 and the Company’s two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers as of December 31, 2018; in each case for services rendered in all capacities to the Company and/or its subsidiaries during the fiscal year ended December 31, 2018.

SUMMARY COMPENSATION TABLE (1)
				Option	All Other
Name and Principal Position	Year	Salary	Bonus	Awards (2)	Compensation (3)	Total

Ronald E. Klingle	2018	$210,000	$30,000	$-	$2,447	$242,447
Chairman of the Board and Chief Executive Officer	2017	210,000	20,000	-	2,614	232,614

Kenneth J. McMahon	2018	130,000	398,487	-	-	528,487
Chief Executive Officer, American Waste Management Services, Inc.	2017	130,000	278,681	-	-	408,681

Bryan P. Saksa	2018	155,000	30,000	-	-	185,000
Chief Financial Officer, Treasurer and Secretary	2017	150,000	20,000	-	-	170,000

(1)	Includes salary and/or bonuses deferred pursuant to Section 401(k) of the Internal Revenue Code.

(2)

The amounts shown in this column represent the aggregate fair value of stock options granted, computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation – Stock Compensation, using the Monte Carlo simulation methodology. See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC, for the assumption made in determining fair values on the grant date.

(3)	Amounts represent Mr. Klingle’s personal use for an automobile.

Outstanding Equity Awards at Fiscal Year-End

The following table represents the outstanding equity awards for each named officer at December 31, 2018:

Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (2) (#) exercisable	Number of securities underlying unexercised options (1) (#) unexercisable	Equity Incentive plan awards: Number of securities underlying unexercisable unearned options (#)	Option exercise price ($)	Option Expiration Date	Number of shares or units that have not vested (#)	Market value of shares or units that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Kenneth J. McMahon	135,000	—	—	$2.48	02/28/20	—	—	—	—
Bryan P. Saksa	24,000	54,000	—	$1.83	03/15/26	—	—	—	—

(1)

See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC for information regarding the stock options granted under the 2009 Long-term Incentive Plan.

(2)

The stock options, vest ratably over a five year period and have a contractual term of ten years from the date of grant. At the end of each contractual vesting period, the share price of the Avalon common stock, traded on a public stock exchange (NYSE Amex), must reach a predetermined price within three years following such contractual vesting period before the stock options are exercisable (See table below). If the Avalon common stock price does not reach the predetermined price, the stock options will either be cancelled or the period will be extended at the discretion of the Board of Directors.

The table below represents the period and predetermined stock price needed for vesting:

	Begins Vesting	Ends Vesting	Predetermined Vesting Price

Block 1	12 mo. after Grant Dates	48 mo. after Grant Dates	$3.43

Block 2	24 mo. after Grant Dates	60 mo. after Grant Dates	$4.69

Block 3	36 mo. after Grant Dates	72 mo. after Grant Dates	$6.43

Block 4	48 mo. after Grant Dates	84 mo. after Grant Dates	$8.81

Block 5	60 mo. after Grant Dates	96 mo. after Grant Dates	$12.07

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2018

The following table sets forth information regarding the number of shares acquired and the value realized through equity awards by the named executive officers during fiscal 2018:

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Kenneth J. McMahon	15,000	$30,300	-	-
Bryan P. Saksa	12,000	$32,146	-	-

PROPOSAL #2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is not binding on the Company, our Board of Directors or our Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against our named executive officers’ compensation as disclosed in this proxy statement, our Compensation Committee and Board of Directors will consider our shareholders’ concerns and evaluate whether any actions are necessary to address those concerns.

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

Accordingly, we ask our shareholders to vote on the following resolution at our 2019 annual meeting of shareholders:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission including the Summary Compensation Table and other related tables and disclosures.

The Board of Directors unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers disclosed in this proxy statement.

PROPOSAL #3

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In addition to Proposal #2 above, shareholders are being asked to vote on an advisory basis, on how frequently Avalon Holdings Corporation should present shareholders with a “Say-on-Pay” vote on compensation of our Named Executive Officers. You may vote to have a Say-on-Pay vote every year, every two years or every three years, or you may abstain. Pursuant to the Dodd-Frank Act and enacted SEC rules, at least once every six years we are required to submit for shareholder vote a non-binding resolution to determine whether the shareholder advisory vote on executive compensation should occur every year, every two years, or every three years.

This vote on the frequency of shareholder Say-on-Pay votes is advisory, and therefore will not be binding on the Company, the Compensation Committee or the Board of Directors. However, we value our shareholders’ opinions and the Compensation Committee will take into account the outcome of the vote when recommending a Say-on-Pay voting frequency to the Board. In voting on this proposal, you should be aware that you are not voting “for” or “against” the Board’s recommendation on the frequency of holding advisory shareholder Say-on-Pay votes. Rather, you are voting on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting on this proposal.

The proposal to determine the frequency of future advisory votes on compensation paid to our named executive officers is non-binding and advisory only and will be decided by the affirmative vote of a plurality of the votes cast by the holders of Common Stock in person or by proxy at the annual meeting.

The Board of Directors unanimously recommends that the shareholders vote for the annual (“1 YEAR”) option in the advisory vote on the frequency of shareholder Say-on-Pay votes on the compensation of our Named Executive Officers. Proxies solicited by the Board will be so voted unless shareholders specify a contrary choice in their voting instructions.

PROPOSAL # 4

APPROVE THE AVALON HOLDINGS CORPORATION 2019 LONG-TERM INCENTIVE PLAN

General

We are asking our shareholders to approve the 2019 Long-Term Incentive Plan (the “Plan”), which represents the renewal of the 2009 Long-Term Incentive Plan (the “2009 Plan”) which had 1,300,000 shares available for stock options. The 2009 Plan will expire in October of 2019. The Plan will have 1,300,000 shares available for stock options, less any shares of stock issued pursuant to options exercised under the 2009 Plan. The total number of shares under the Plan and the 2009 Plan will not exceed 1,300,000. The name of the 2009 Plan has been changed to reflect the current year of approval. As of the date of this Proxy Statement, options to purchase 760,000 shares have been granted under the 2009 Plan. Of these, options for 72,000 shares have been exercised, and options for 688,000 shares remain outstanding. On March 14, 2019, the Board of Directors approved the Plan, which is in substantially the same form as the 2009 Plan previously approved by shareholders. The Plan is subject to shareholder approval. A copy of the proposed Plan to be approved is attached as Appendix A to this Proxy Statement.

Purpose of the 2019 Long-Term Incentive Plan

The principal purpose of the 2019 Long-Term Incentive Plan is to a) improve individual employee performance by providing long-term incentives and rewards to employees of the Company and its Affiliates, (b) assist the Company and its Affiliates in attracting, retaining and motivating employees and non-employee directors with experience and ability, and (c) associate the interests of such employees and directors with those of the Company's shareholders

Summary Description of the Plan

The following summary of the Plan, as proposed to be approved by shareholders is qualified in its entirety by the specific language of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Shares Authorized under the Plan and administration of the Plan

The maximum number of shares available for stock options under the Plan is 1,300,000 shares, less the aggregate number of shares issued, or to be issued, under the 2009 Plan. The Plan will be administered by the Option Plan Committee (the” Committee’), which will have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary or advisable. Subject to the provisions of the Plan, the Committee will have the authority to: a) determine the Fair Market Value of the stock options at time of grant, b) determine the employees to be granted stock options under the Plan, c) determine the size and applicable terms and conditions of grants to be made to such employees, d) determine the time when the stock options will be granted and to authorize grants to eligible employees, and e) reduce the exercise price of any stock option granted to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such stock option will have declined since the date the stock option was granted.

All those salaried employees of the Company or any Affiliates as will be determined from time to time by the Committee will be eligible to participate in the Plan. The Board of Directors may, from time to time, in its discretion, grant stock options to one or more Outside Directors, subject to such terms and conditions as the Board of Directors may determine, which such terms and conditions will not be inconsistent with the other applicable provisions of the Plan.

All stock options granted under the Plan are intended to be non-qualified stock options for federal income tax purposes except for those stock options designated as incentive stock options which qualify under Section 422 of the Internal Revenue Code of 1986, as amended. No incentive stock options will be granted to an Outside Director or to an employee of an Affiliate which is not a Subsidiary.

The stock option price will be the fair market value of common stock on the Grant Date as determined by the Committee, provided that for stock options designated as incentive stock options the option price will be not less than 110% of Fair Market Value for employees who are Ten Percent Shareholders and not less than 100% of Fair Market Value for other employees.

Stock options will have a term of no longer than ten years from the Grant Date except that for stock options designated as an incentive stock option which is granted to a Ten Percent Shareholder, the stock option will have a term no longer than five years. No stock option will be exercisable prior to one year after its grant, unless otherwise provided by the Committee (but in no event before 6 months after its grant), and thereafter stock options will become exercisable in installments, if any, as provided by the Committee.

Adjustments for Change in Stock Subject to the Plan

In the event of any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination, exchange of shares, reorganization, sale by the Company of all or substantially all of its assets, distribution to shareholders other than a normal cash dividend, or other similar corporate change, such equitable adjustments may be made in the Plan and the stock options granted hereunder as the Committee determines are necessary or appropriate, including, if necessary, an adjustment in the number of shares and prices per share or the type or kind of shares or property applicable to stock options then outstanding and in the number of shares which are reserved for issuance under the Plan. Any such adjustment will be conclusive and binding for all purposes of the Plan.

REQUIRED VOTE AND RECOMMENDATION

The affirmative vote of a majority of all the votes cast at the meeting at which a quorum is present is required to approve the Avalon Holdings Corporation 2019 Long-Term Incentive Plan as set forth in this Proposal. For purposes of the vote on the Proposal, abstentions will have the effect of a vote against the Proposal and broker non-votes will have no effect.

The Board of Directors unanimously recommends a vote FOR the approval of The Avalon Holdings Corporation 2019 Long-Term Incentive Plan.

Compensation of Directors

Each of the Company’s directors who is not an officer or employee of the Company is entitled to receive a retainer fee of $20,000 per year for Board of Directors membership and a fee of $1,000 for attendance at each Board of Directors meeting ($500 for a committee meeting held on a separate day). Officers and employees who serve as directors are not compensated for their services as directors. In accordance with the Avalon Holdings Corporation 2009 Long-Term Incentive Plan, non-employee directors are entitled to receive grants of options to purchase shares of Class A Common Stock as determined by the Board of Directors. All directors are reimbursed for expenses incurred in attending Board of Directors meetings and committee meetings.

DIRECTOR COMPENSATION
Name	Fees earned or paid in cash	Stock awards	Option awards (1)	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total

Kurtis D. Gramley	$24,000	$-	$-	$-	$-	$-	$24,000
Stephen L. Gordon	24,000	-	-	-	-	-	24,000
David G. Bozanich	24,000	-	-	-	-	-	24,000

(1) Mr. Gramley had 75,000 exercisable option awards outstanding at an exercise price of $2.48 at December 31, 2018. During fiscal 2018, Mr. Gramley exercised 15,000 options and the value realized on such exercise was $30,988. Mr. Gramley did not have any option awards that were unexercisable at December 31, 2018.

Mr. Gordon had 75,000 exercisable option awards outstanding at an exercise price of $2.48 at December 31, 2018. During fiscal 2018, Mr. Gordon exercised 15,000 options and the value realized on such exercise was $30,300. Mr. Gordon did not have any option awards that were unexercisable at December 31, 2018.

Mr. Bozanich had 90,000 exercisable option awards outstanding at an exercise price of $2.89 at December 31, 2018. Mr. Bozanich did not exercise any options during fiscal 2018 and did not have any option awards that were unexercisable at December 31, 2018.

PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)

Equity compensation plan approved by securitiy holders	688,000	$2.52	540,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The SEC requires disclosure of any transactions with related parties in which the amount exceeds $120,000. As defined by the SEC, the term related parties include any director, executive officer, nominee for director or any immediate family member of the director or executive officer, which includes child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law.

In August 2013, Avalon created a new Ohio limited liability company, AWMS Holdings, LLC, to act as a holding company to form and own a series of wholly owned subsidiaries that will own and operate salt water injection wells and facilities (together the “facilities”). AWMS Holdings, LLC, offers investment opportunities to accredited investors by selling membership units of AWMS Holdings, LLC through private placement offerings. The monies received from these offerings, along with internally contributed capital, are used to construct the facilities necessary for the operation of salt water injection wells. AWMS Water Solutions, LLC, a wholly owned subsidiary of Avalon, manages all the salt water injection well operations, including the marketing and sales function and all decisions regarding the well operations for a percentage of the gross revenues. As a result of the private placement offering, Avalon is not the majority owner of AWMS Holdings, LLC; however, due to the managerial control of AWMS Water Solutions, LLC the financial statements of AWMS Holdings, LLC and subsidiaries are included in Avalon’s consolidated financial statements.

Mr. Gramley and Mr. Gordon who are each a current director and nominee for director of the Company and are considered related parties, have purchased membership units in AWMS Holdings, LLC totaling $450,000 and $200,000, respectively.

INDEPENDENT PUBLIC ACCOUNTANTS

The appointment of an independent public registered public accounting firm is approved annually by the Board of Directors based on the recommendation of the Audit Committee. BDO USA, LLP (“BDO”) has served as independent public accountant of the Company since 2015. Representatives of BDO will be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions from shareholders.

The aggregate fees billed to the Company for the years ended December 31, 2018 and 2017 by BDO are as follows:

	2018	2017
Audit fees	$149,388	$140,726
Audit-related fees	9,600	9,400
Tax fees	-	-
All other fees	-	-

The amount shown for “Audit fees” consists of fees relating to the audit of the Company’s financial statements and quarterly reviews of the unaudited interim financial statements. In 2018 and 2017, the amount shown for “audit-related fees” relate to the audit of the Company’s 401(k) profit sharing plan.

PRE-APPROVAL POLICY REGARDING INDEPENDENT AUDITORS

It is the Audit Committee’s policy to pre-approve all audit and non-audit services performed by the Company’s independent registered public accounting firm. All services provided by the Company’s independent registered public accounting firm were pre-approved by the Audit Committee in 2018.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, its executive officers and persons holding more than 10 percent of a class of the Company’s equity securities, to file with the Commission, the NYSE Amex and the Company, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These officers, directors and greater than 10 percent shareholders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, all such Section 16(a) reports are filed.

ANNUAL REPORT TO SHAREHOLDERS

The Company has enclosed its Annual Report to Shareholders for the Company and its subsidiaries for the year ended December 31, 2018, including financial statements reflecting the financial position and results of operations of the Company and its subsidiaries for that year. The Annual Report is not deemed to have been filed with the Commission and such report is not incorporated in this Proxy Statement nor is it part of this proxy solicitation.

SHAREHOLDER PROPOSALS

Any shareholder proposals which are intended to be presented at the 2020 Annual Meeting of Shareholders must be received by the Secretary of the Company at our principal executive offices no later than November 22, 2019. Such proposals must meet the requirements of the Commission to be eligible for inclusion in the Company’s 2020 Proxy Materials.

SHAREHOLDER COMMUNICATION TO THE BOARD

The Board provides a process for shareholders to send communications to the Board or to any Director individually. Shareholders may send written communications to the Board or to any Director c/o Avalon Holdings Corporation, One American Way, Warren, Ohio 44484, Attention: Secretary. All communications will be compiled by the Secretary and submitted to the Board or the individual Directors on a periodic basis.

FORM 10-K REPORT

The Company filed its Annual Report on Form 10-K for the year ended December 31, 2018, with the Commission on March 14, 2019. A copy of the Form 10-K report, including any financial statements and schedules, and a list describing any exhibits not contained therein, may be obtained without charge by any shareholder. The exhibits are available upon payment of nominal charges which approximate the Company’s cost of reproduction of the exhibits. Written requests for copies of the Form 10-K report or exhibits should be directed to the Secretary, Avalon Holdings Corporation, One American Way, Warren, Ohio 44484-5555.

OTHER MATTERS

The Board of Directors does not know of any matters or business to be presented for action at the meeting other than as set forth above. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the meeting or any adjournment thereof.

SOLICITATION OF PROXIES

The enclosed form of proxy is solicited by the Board of Directors and the proxies named therein have been designated by the Board of Directors. Shares represented by the proxy, when properly executed, will be voted at the meeting and, where a choice has been specified, such shares will be voted in accordance with such specification. If no specification is indicated, the proxies will be voted for the election of the nominees named herein as directors, in favor of the Board recommendations and on other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. The cost of preparing, printing, assembling and mailing will be paid by the Company. In addition to the solicitation of proxies by mail, officers, directors, or other employees of the Company, as yet undesignated, and without additional remuneration, may solicit proxies personally or by other appropriate means, if deemed advisable. The Company will request brokers, banks and other nominees to send proxy material to, and if voting by mail obtain proxies from, the beneficial owners of Common Stock held of record by them and it will reimburse such persons for their expenses in so doing.

Your prompt action in voting your proxy will be greatly appreciated. It is hoped that you will attend the meeting. Whether or not you plan to attend the annual meeting, we urge you to cast your vote. You can vote via the internet, by telephone or by returning the proxy card. If you are voting by returning the proxy card, a self-addressed envelope, which requires no additional postage if mailed in the United States, is enclosed. If you have more than one shareholder account, you are receiving a proxy for each account. Please vote all proxies you receive.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bryan P. Saksa

Bryan P. Saksa

Secretary

Warren, Ohio

March 15, 2019

APPENDIX A

AVALON HOLDINGS CORPORATION

2019 Long-Term Incentive Plan

The 2019 Long-Term Incentive Plan (the “Plan”) is the renewal of the 2009 Long-Term Incentive Plan, which expires October 6, 2019 (the “2009 Plan”). The name was changed to reflect the year the Plan was approved.

1.     Purposes. The principal purposes of the Plan are: (a) to improve individual employee performance by providing long-term incentives and rewards to employees of the Company and its Affiliates, (b) to assist the Company and its Affiliates in attracting, retaining and motivating employees and non-employee directors with experience and ability, and (c) to associate the interests of such employees and directors with those of the Company's shareholders.

2.     Definitions. Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth below:

(a)     “Affiliate” means a majority-owned subsidiary, directly or indirectly, of the Company, including a company under contract to purchase which will become a majority owned subsidiary upon such purchase.

(b)     “Board of Directors” means the Board of Directors of the Company.

(c)     “Code” means the Internal Revenue Code of 1986, as amended.

(d)     “Committee” means the committee, consisting of two or more persons, which is appointed by the Board of Directors to administer the Plan.

(e)     “Common Stock” or “Stock” means the Class A Common Stock, $.01 par value, of the Company.

(f)     “Company” means Avalon Holdings Corporation and its successors.

(g)     “Disabled” or “Disability” shall have the meaning(s) set forth in the Company's long-term disability program applicable to such employee or, if there is no such program, as provided in Section 22(e) of the Code.

(h)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)     “Fair Market Value” means the amount determined by the Committee, or, in the case of Options granted to Outside Directors pursuant to Section 6(i), the Board of Directors, to be the fair market value of the Common Stock at the time in question.

(j)     “Grant Date” means the date an Option is granted under the Plan. The date of grant of an Option shall be the date as of which the Committee, or, in the case of Options granted to Outside Directors pursuant to Section 6(i), the Board of Directors, determines that such Option shall become effective.

(k)     “Option” means a right granted under the Plan to an Optionee to purchase a share of Common Stock at a fixed price for a specified period of time.

(l)     “Optionee” means an eligible employee of the Company or an Affiliate who has received an Option granted under the Plan.

(m)     “Option Price” means the price at which a share of Common Stock covered by an Option granted hereunder may be purchased.

(n)     “Outside Director” means a member of the Board of Directors or of the board of directors of an Affiliate who is not an employee of the Company or any Affiliate.

(o)     “Rule 16b-3” means Rule 16b-3, as amended (17 CFR § 240.16b-3) or any successor rule issued under the Exchange Act.

(p)     “Subsidiary” means a corporation in a chain of corporations beginning with the Company if each corporation in the chain, other than the last corporation, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(q)     “Ten Percent Shareholder” means an individual owning stock possessing 10% or more of the total combined voting power of all classes of stock of the Company or a Subsidiary.

3.     Administration. The Plan shall be administered by the Committee, which shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary or advisable. Subject to the provisions of the Plan, the Committee shall have the authority to;

a) determine the Fair Market Value,

b) determine the employees to be granted Options under the Plan,

c) determine the size and applicable terms and conditions of grants to be made to such employees,

d) determine the time when Options will be granted and to authorize grants to eligible employees,

e) reduce the exercise price of any Option granted to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

The Committee’s interpretations of the Plan, and all actions taken and determinations made by the Committee concerning any matter arising under or with respect to the Plan or any Options granted hereunder, shall be final, binding and conclusive on all interested parties, including the Company, its Affiliates, its shareholders and all former, present and future employees of the Company. The Committee may delegate some or all of its power and authority hereunder to the Chairman and Chief Executive Officer of the Company or others, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine and to the requirements of Rule 16b-3. The Committee may, as to all questions of accounting, rely conclusively upon any determinations made by the independent public accountants of the Company. The Committee shall establish procedures for conducting its business.

The Board of Directors may exercise any of the authority conferred upon the Committee hereunder. In the event of such exercise of authority by the Board of Directors, references in the Plan to the Committee shall be deemed to refer to the Board of Directors as appropriate.

4.     Stock Available for Options. The shares that may be delivered or purchased under the Plan shall not exceed an aggregate of (a) 1,300,000 shares of Common Stock less (b) the number of shares of Common Stock delivered or purchased pursuant to options granted pursuant to the 2009 Plan, subject to any adjustments which may be made pursuant to Section 9 hereof. The Committee shall not issue Options under the Plan to the extent that that such issuance would cause the aggregate of (w) the total number shares issuable upon exercise of outstanding Options under the Plan, (x) the total number of shares previously delivered or purchased under the Plan, (y) the total number of shares of Common Stock previously issued or purchased under the 2009 Plan plus (z) the total number of shares issuable upon exercise of outstanding options granted under the 2009 Plan, would exceed 1,300,000 Shares of Common Stock, subject to any adjustments which may be made pursuant to Section 9 hereof. Stock used for purposes of the Plan may be either shares of authorized but unissued Common Stock or treasury shares or both. Shares of Stock covered by Options which have terminated or expired prior to exercise or have been surrendered or canceled shall be available for further option grants hereunder. Shares of Stock covered by options granted pursuant to the 2009 Plan which have terminated or expired prior to exercise or have been surrendered or canceled shall be available for further option grants hereunder.

5.     Eligibility. All those salaried employees of the Company or any Affiliates as shall be determined from time to time by the Committee shall be eligible to participate in the Plan. Outside Directors shall participate in the Plan only under Section 6(i).

6.     Terms and Conditions of Options. Each Option granted hereunder shall be in writing and shall contain such terms and conditions as the Committee may determine, subject to the following:

(a)     Type. All Options granted under the Plan are intended to be non-qualified stock options for federal income tax purposes except for those Options designated as incentive stock options which qualify under Section 422 of the Code. No incentive stock options shall be granted to an Outside Director or to an employee of an Affiliate which is not a Subsidiary.

(b)     Price. The Option Price shall be the Fair Market Value of Common Stock on the Grant Date as determined by the Committee, provided that for Options designated as incentive stock options the Option Price shall be not less than 110% of Fair Market Value for employees who are Ten Percent Shareholders and not less than 100% of Fair Market Value for other employees.

(c)     ISO. In the case of an Option designated as an incentive stock option, the aggregate Fair Market Value of Common Stock (determined at the Grant Date) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan and under all other such plans of the Company or a Subsidiary) shall not exceed $100,000.

(d)     Term and Exercise Dates. Options shall have a term of no longer than ten years from the Grant Date except that for an Option designated as an incentive stock option which is granted to a Ten Percent Shareholder, the Option shall have a term no longer than five years (the date on which the Option terminates is herein called the “Expiration Date”). No Option shall be exercisable prior to one year after its grant, unless otherwise provided by the Committee (but in no event before 6 months after its grant), and thereafter Options shall become exercisable in installments, if any, as provided by the Committee. Options must be exercised for full shares of Common Stock. To the extent that Options are not exercised when they become initially exercisable, they shall be carried forward and be exercisable until the expiration of the term of such Options, subject to Section 6(g) hereof.

(e)     Exercise of Option. To exercise an Option, the holder thereof shall give notice of his or her exercise to the Secretary of the Company, specifying the number of shares of Common Stock to be purchased and identifying the Option being exercised. From time to time the Committee may establish procedures for effecting such exercises. No fractional shares shall be issued as a result of exercising an Option. Except as provided for in Section 6(h) hereof, an Option is exercisable during an Optionee’s lifetime only by the Optionee, provided, however, that in the event the Optionee is Disabled, such Options may be exercised by such Optionee’s guardian or legal representative designated or appointed to conduct his or her business affairs under the terms described in Section 6(g) hereof.

(f)     Payment of Option Price and Taxes.

(i)

The purchase price for the Options being exercised must be paid in full at the time of exercise. Such price shall be paid in cash, in Common Stock of the Company having a Fair Market Value, as of the close of the business day immediately preceding the date of exercise, equal to the exercise price or the portion thereof being paid in Common Stock (provided that such Common Stock had been owned by the Optionee for at least six months), or as the Committee may otherwise approve.

(ii)

To enable the Company to meet any applicable federal (including FICA), state and other withholding tax requirements, an Optionee shall also be required to pay to the Company at the time of exercise the amount of tax which the Company determines is to be withheld. No share of Common Stock will be delivered to any Optionee until all such amounts have been paid. An Optionee may satisfy such withholding tax requirement by electing to have the Company withhold Common Stock otherwise issuable to the Optionee, or to deliver to the Company previously acquired Common Stock, which has a Fair Market Value on the date the tax is determined to be due (the "Tax Date") on the exercise of his or her Option which is at least equal to the amount required to be withheld. Such election must be made in writing at the time prescribed by the Committee prior to the Tax Date and shall be irrevocable. Elections by Optionees who are subject to Section 16(b) of the Exchange Act shall be subject to the subsequent disapproval of the Committee and shall be subject to such further requirements of Rule 16b-3 or other law or regulation as may be applicable.

(g)     Effect of Termination of Employment, Disability or Death. No Option may be exercised by an Optionee after the termination for any reason of his or her employment with the Company or an Affiliate, except that:

(i)	if such termination occurs by reason of the Optionee’s death or Disability, all portions of the Option then held by the Optionee which are exercisable on the date of termination and all portions which would have become exercisable had the Optionee continued in employment until the third anniversary of his or her death or Disability, shall be exercisable during the six-month period subsequent to such termination date by, in the case of death, the persons designated in the Optionee’s will or his or her legal representative designated or appointed to conduct his or her legal affairs;

(ii)

if such termination occurs by reason other than death, disability or cause, all portions of the Option then held by the Optionee which are exercisable at the date of termination shall continue to be exercisable by the Optionee for a three-month period subsequent to such termination;

(iii)	if such termination is for cause, the Optionee shall forfeit any portion of his or her Option which was unexercised or unexercisable at such termination; and

(iv)

if the Optionee dies while Disabled during the six-month period described in clause (i) or dies during the three-month period described in clause (ii), all portions of his or her Option which were exercisable at the time of the Optionee’s death shall continue to be exercisable for a six-month period subsequent to such date of death by the persons designated in the Optionee’s will or his or her legal representatives.

Transfer from employment with the Company to an Affiliate, from an Affiliate to the Company or from an Affiliate to another Affiliate shall not be treated as a termination of employment.

Notwithstanding the foregoing, the Option shall in no event be exercisable by the Optionee or his or her heirs or legal representatives after the Expiration Date.

(h)     Nontransferability of Options. Except as provided below and in Section 6(g) above, during an Optionee’s lifetime, no Options under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution. Such Options shall only be exercisable by the Optionee.

Notwithstanding the foregoing, as provided by the Committee in an award agreement, Options may be transferred (in whole or in part in a form approved by the Company) by the Optionee to (i) the spouse, children or grandchildren of the Optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and , if applicable, the Optionee, or (iii) a partnership in which such Immediate Family Members and, if applicable, the Optionee are the only partners. Following any such transfer, the Option shall continue to be subject to the same terms and conditions as were applicable to the Options immediately prior to the transfer. A transferee of an Option may not transfer the Option, except to an Immediate Family Member or the Optionee.

(i)     Outside Directors.

(i)

The Board of Directors may, from time to time, in its discretion, grant Options to one or more Outside Directors, subject to such terms and conditions as the Board of Directors may determine, which such terms and conditions shall not be inconsistent with the other applicable provisions of the Plan.

(ii)	The Option Price shall be the Fair Market Value of the Common Stock on the Grant Date.

(iii)

No Option may be exercised by an Outside Director after he or she ceases to be a director of the Company or an Affiliate by reason of death, Disability, resignation, removal or other reason, except that:

(A)

if such cessation occurs by reason of the Outside Director’s death or Disability, the portion of his or her Option which was exercisable on such cessation and the portion which would become exercisable had the Outside Director continued as a director until the third anniversary of his or her death or Disability, shall be exercisable for six months following such cessation (but not beyond the Expiration Date), except that if such cessation was due to Disability and the former Outside Director dies during such six-month period, such portions of his or her Option shall be exercisable for a six-month period following such death by the persons designated in the Outside Director's will or his or her legal representatives (but not beyond the Expiration Date); and

(B)	if such cessation occurs by reason other than the Outside Director’s death or Disability, the portion of his or her Option which was exercisable on such cessation shall be exercisable for six months following such cessation (but not beyond the Expiration Date), except that if the former Outside Director dies during such six-month period, such portion of his or her Option shall be exercisable for a six-month period following such death by the persons designated in the Outside Director’s will or his or her legal representatives (but not beyond the Expiration Date).

(iv)	The provisions of the Plan shall apply to the Options granted to Outside Directors to the extent they are not inconsistent with the provisions of paragraphs (i) though (iii), above.

7.     Amendment. The Board of Directors of the Company may, at any time, amend, suspend or terminate the Plan, in whole or in part, provided that (i) no such action shall adversely affect any rights or obligations with respect to any grants theretofore made hereunder, and (ii) any shareholder approval required by the securities laws, stock exchange or NYSE Amex rules or other applicable law or regulation is obtained. The Committee may amend the terms and conditions of outstanding Options, provided, however, that (x) no such amendment shall be adverse to the holder of an Option without the approval of such holder, and (y) the amended terms of the Option would be permitted under the Plan.

8.     Registration, Listing and Qualification of Shares. Each Option shall be subject to the requirement that if at any time the Committee shall determine that the registration, listing or qualification of the shares covered thereby upon any securities exchange or under any federal or state securities or other law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, no such Option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any person exercising an Option shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

9.     Adjustment for Change in Stock Subject to Plan. In the event of any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination, exchange of shares, reorganization, sale by the Company of all or substantially all of its assets, distribution to shareholders other than a normal cash dividend, or other similar corporate change, such equitable adjustments may be made in the Plan and the Options granted hereunder as the Committee determines are necessary or appropriate, including, if necessary, an adjustment in the number of shares and prices per share or the type or kind of shares or property applicable to Options then outstanding and in the number of shares which are reserved for issuance under the Plan. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

10.     No Rights to Options or Employment. No person shall have any claim or right to be granted an Option under the Plan. Receipt of an Option under the Plan shall not give a person any right to receive any other grant under the Plan. An Optionee shall have no rights to or interest in any Option except as set forth herein. Neither the Plan nor any action taken hereunder shall be construed as giving any person any right to be retained as an employee or director of the Company or any Affiliate.

11.     Rights as a Shareholder. An Optionee under the Plan shall have no rights as a holder of Common Stock with respect to Options granted hereunder, unless and until certificates for shares of Common Stock are issued to such Optionee.

12.     Other Actions. This Plan shall not restrict the authority of the Committee or of the Company to grant stock options, pursuant to other stock option plans, if any, to or with respect to any employee or other person.

13.     Costs and Expenses. Except as provided in Section 6(f) hereof with respect to taxes, the costs and expenses of administering the Plan shall be borne by the Company and its Affiliates and shall not be charged to any grant or to any person receiving a grant.

14.     Plan Unfunded. The Plan shall be unfunded. Except for reserving a sufficient number of authorized shares Common Stock to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

15.     Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

16.     Effective Date and Duration of Plan. This Plan shall be effective as of April 25, 2019, conditioned upon shareholder approval. No Option shall be granted under the Plan after April 24, 2029.

AVALON HOLDINGS CORPORATION
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Kurtis D. Gramley 02 Stephen L. Gordon

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
3 TO RECOMMEND, IN A NON-BINDING VOTE, THE FREQUENCY OF AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
4 TO APPROVE THE AVALON HOLDINGS CORPORATION 2019 LONG-TERM INCENTIVE PLAN.	☐	☐	☐

NOTE: To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

02 0000000000

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000393626_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Proxy Statement is/are available at www.proxyvote.com

AVALON HOLDINGS CORPORATION
Annual Meeting of Shareholders
April 25, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Ronald E. Klingle and Bryan P. Saksa, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at The Avalon Inn, located at 9519 East Market Street, Warren, Ohio, on Thursday, April 25, 2019 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class A Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000393626_2 R1.0.1.17

AVALON HOLDINGS CORPORATION
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

1. Election of Directors

Nominees

03 Ronald E. Klingle 04 Bryan P. Saksa 05 David G. Bozanich

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2 ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
3 TO RECOMMEND, IN A NON-BINDING VOTE, THE FREQUENCY OF AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
4 TO APPROVE THE AVALON HOLDINGS CORPORATION 2019 LONG-TERM INCENTIVE PLAN.	☐	☐	☐

NOTE: To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000393627_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Proxy Statement is/are available at www.proxyvote.com

AVALON HOLDINGS CORPORATION
Annual Meeting of Shareholders
April 25, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Ronald E. Klingle and Bryan P. Saksa, or either of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at The Avalon Inn, located at 9519 East Market Street, Warren, Ohio, on Thursday, April 25, 2019 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class B Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000393627_2 R1.0.1.17